UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

4800 Cox Road, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 747-9794

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release by Registrant on April 21, 2004 (furnished pursuant to Item 12).

Item 12. Results of Operations and Financial Condition.

On April 21, 2004, the Registrant issued a press release regarding its financial results for the first quarter ended March 31, 2004. The Registrant is furnishing this 8-K and the press release attached hereto pursuant to Item12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: April 21, 2004	By:	/s/ Grace R. den Hartog
Name: Grace R. den Hartog
Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release by Registrant on April 21, 2004.